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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 1, 2000
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                     31-4156620
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      (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                  (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets

On May 1, 2000, Cooper Industries, Inc. (the "Company" or "Cooper") consummated its acquisition of B-Line Systems from Sigma-Aldrich Corporation and its affiliates in accordance with the terms of the Sale and Purchase Agreement by and among Sigma-Aldrich Corporation, Sigma-Aldrich Co., Sigma-Aldrich Canada Ltd., Sigma-Aldrich Company Ltd., Sigma-Aldrich Chemie GmbH (Sellers) and Cooper Industries, Inc., Cooper B-Line, Inc. (formerly known as CBL Acquisition Corp.) and Cooper Technologies Company (Buyer), dated as of March 27, 2000 (the "Sale and Purchase Agreement"). Pursuant to the Sale and Purchase Agreement the Company purchased all of the stock of Sigma-Aldrich Corporation's subsidiaries B-Line Systems, Inc. and B-Line Systems Manufacturing, Inc. and all other assets of the Sellers used exclusively in connection with the B-Line business. As a division of Cooper, B-Line will continue to operate as a manufacturer of metal components for strut, cable tray, pipe support and telecommunications systems and electrical enclosures. Pursuant to the Sale and Purchase Agreement, Cooper paid $425,199,600 and also assumed debt in the principal amount of $350,973. The purchase funds were raised in the US commercial paper market.

Item 7. Financial Statements and Exhibits.

         Exhibits

         99.1 Sale and Purchase Agreement by and Among Sigma-Aldrich Corporation, Sigma-Aldrich Co., Sigma-Aldrich Canada Ltd., Sigma-Aldrich Company Ltd., Sigma-Aldrich Chemie GmbH (Sellers) and Cooper Industries, Inc., CBL Acquisition Corp. and Cooper Technologies Company (Buyer), dated as of March 27, 2000 relating to the B-Line Business.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COOPER INDUSTRIES, INC.

                                             (Registrant)



Date: May 8, 2000                           /s/ Diane K. Schumacher
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                                                Diane K. Schumacher
                                                Senior Vice President, General
                                                Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.
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
99.1                       Sale and Purchase Agreement by and Among
                           Sigma-Aldrich Corporation, Sigma-Aldrich Co.,
                           Sigma-Aldrich Canada Ltd., Sigma-Aldrich Company
                           Ltd., Sigma-Aldrich Chemie GmbH (Sellers) and Cooper
                           Industries, Inc., CBL Acquisition Corp. and Cooper
                           Technologies Company (Buyer), dated as of March 27,
                           2000 relating to the B-Line Business.